AGREEMENT

This Agreement (the “Agreement”) is entered into this 8th day of July, 2016 by and between ParkerVision, Inc. (“ParkerVision” or the “Company”), a Florida corporation, and 1624 PV LLC, a limited liability company organized and existing under the law of the State of Delaware (“1624” or “Investor”).

RECITALS:

WHEREAS, 1624 is the holder of three common stock purchase warrants issued by ParkerVision, Inc., warrant nos. 2015-1, 2015-2, and 2015-3 each entitle 1624 to acquire up to 188,406 shares of ParkerVision’s common stock, par value $0.01 per share (“Common Stock”) at an exercise price per share of $15.00, $25.00 and $35.00, respectively (collectively, the “Warrants”); and

WHEREAS, ParkerVision and 1624 desire to exchange the three Warrants for one warrant (the “New Warrant”) entitling 1624 to acquire up to 200,000 shares of ParkerVision common stock (the “Warrant Shares”) at an exercise price per share of $3.25 and an expiration of June 16, 2018, substantially in the form of the Warrants.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                   Warrant Exchange.  ParkerVision and 1624 hereby agree to exchange the Warrants for the New Warrant. Concurrently herewith, ParkerVision is issuing the New Warrant to 1624 and 1624 is delivering to ParkerVision each of the Warrants.

2.                   Registration of Warrant Shares. ParkerVision will use commercially reasonable efforts to: (a) file with the Securities and Exchange Commission (“Commission”) on or before the 30th day after the date hereof, a post-effective amendment to ParkerVision’s S-3 Registration Statement no. 333-202802 covering the resale of all of the shares of Common Stock issuable upon exercise of the New Warrant; (b) timely respond to the comments of the Commission to such post-effective amendment; and (c) have such post-effective amendment declared effective by the Commission as soon as practicable thereafter. 1624 will timely provide ParkerVision with any information regarding 1624 and its affiliates that is required for the post-effective amendment or as otherwise reasonably requested by the Company to meet its obligations under this Section 2 (“Investor Information”).

3.                   Investor Representations and Warranties. Investor represents and warrants to the Company as follows:

A.	Accredited Investor. Investor is an “accredited investor” as defined in Section 2(15) of the Securities Act or 1933 (the “Securities Act”), and Rule 501 promulgated thereunder. Investor understands that the New Warrant is being issued to Investor without registration under the Securities Act in reliance upon the exemptions under the Securities Act (“Regulation D”) and applicable state securities laws.

B.	Obligations of the Company and the Investor. The Company has no obligation to Investor with respect to the New Warrant other than as set forth in this Agreement. In order to induce the Company to issue the New Warrant to Investor, Investor represents and warrants that the information relating to Investor stated herein is true and complete as of the date hereof.

C.	Information About the Company. Investor has been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the issuance of the New Warrant and the business and operations of the Company (including the risks faced by the Company in its business and risks related to Investor’s investment in the Company) and all such questions have been answered to Investor’s full satisfaction. Investor has also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. Investor has received all information regarding the Company that Investor has reasonably requested. Investor has read and reviewed the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and the Company’s Quarterly Reports for its 2016 fiscal quarters. Investor understands that there is no assurance as to the future performance of the Company.

D.	No assurances; No General Solicitation. Investor has received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of Investor’s investment in the Company. Investor is not exchanging the Warrants as a result of or subsequent to: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet; or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

E.	Speculative Investment. Investor is aware that the New Warrant is a speculative investment. Investor acknowledges that Investor can lose the entire amount of its investment in the Company. Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Warrant and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. Investor has not utilized any person as a purchaser representative in connection with evaluating such merits and risks and has relied solely upon its own investigation in making a decision to invest in the Company. Investor has been urged to seek independent advice from its professional advisors relating to the suitability of an investment in the Company in view of its overall financial needs and with respect to the legal and tax implications of such investment. Investor believes that the investment in the Company represented by the New Warrant is suitable for Investor based upon its investment objectives and financial needs, and Investor has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Company.

F.	Authority. Investor has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All action necessary to be taken by Investor to authorize the execution, delivery and performance of this Agreement has been duly and validly taken and this Agreement has been duly executed and delivered by Investor. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid and binding obligation of Investor, enforceable in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (b) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement.

G.	Restrictions on Transfer. Investor understands that (a) the New Warrant has not been registered under the Securities Act or the securities laws of any state in reliance on specific exemptions from registration and (b) the New Warrant and the shares underlying the New Warrant cannot be resold, pledged, assigned or otherwise disposed of unless they are registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. In addition, Investor understands that the Company is relying on Investor’s representations and agreements for the purpose of determining whether the sale and purchase of the New Warrant meets the requirements of registration exemptions afforded by the Securities Act and certain state securities laws.

H.	Investment Representation. Investor is acquiring the New Warrant for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the New Warrant in violation of the federal securities laws.

4.                   Acknowledgement; Waiver.  1624 (i) acknowledges that ParkerVision may possess or have access to material non-public information which has not been communicated to 1624; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that it may now have or may hereafter acquire, whether presently known or unknown, against ParkerVision or any of its officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including without limitation, any claims arising under Rule 10‑b(5) of the Securities and Exchange Act of 1934; and (iii) is aware that ParkerVision is relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in clauses (i) and (ii) above, respectively, in connection with the transactions contemplated by this Agreement.

5.                   Company Representations and Warranties.  The Company hereby represents and warrants to the Investor that the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (b) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement.  The exchange of the Warrants does not conflict with the certificate of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property. The exchange of the Warrants will not trigger any pre-emptive or, to the knowledge of the Company, other rights held by any party and no governmental or regulatory consent is required for the consummation of the transactions contemplated by this Agreement.

6.                   Indemnification.  Investor shall indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and  indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Investor and contained herein or in the Investor Information or (b) arise out of or are based upon any breach by Investor of any representation, warranty, or agreement made by Investor contained herein.

7.                   Insider Trading Policy.  Investor acknowledges that Investor is an “Insider” as defined in the Company’s insider trading policy (as such policy is amended from time to time, the “ITP”) and will remain so as long as Investor is a lender to the Company or otherwise meets the definition of an Insider under the ITP. Investor will at all times comply with the requirements of the ITP.

8.                   Severability; Remedies.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement are nevertheless binding with the same effect as though the void parts were deleted.

9.                   Governing Law and Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

10.                Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

11.               Benefit.  This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

12.               Notices.  All notices and other communications under this Agreement must be in writing, and are sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to Investor should be sent to the address on the signature page hereto.  All communications to the Company should be sent to: ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256, Attention: Chief Financial Officer. Each party may designate another address by notice to the other party.

13.               Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against whom enforcement or the change, waiver, discharge or termination is sought.

14.               Section Headings.  Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Agreement.

15.               Survival of Representations, Warranties and Agreements.  The representations and warranties contained herein shall be true and correct at the time made and will survive the delivery of the New Warrant.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.

1624 PV LLC

By:
Name:
Title:

PARKERVISION, INC.

By:
Name:
Title:

6